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                                                                   EXHIBIT 99.10

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October 15, 2002, between Leucadia National Corporation, a New York corporation (the "Initial Stockholder" and, together with its Subsidiaries to the extent such Subsidiaries hold Registrable Securities, "Stockholder"), and WilTel Communications Group, Inc. (the "Company").

                  A. Williams Communications Group, Inc., the predecessor to the Company, and the Initial Stockholder have entered into an Investment Agreement, dated as of July 26, 2002, as amended on September 30, 2002 and October 15, 2002 (the "Investment Agreement"), pursuant to which, among other things, on the terms and subject to the conditions thereof, the Initial Stockholder has acquired shares of common stock of the Company (the "Common Stock").

                  B. The Company and the Initial Stockholder desire to make certain provisions in respect of their relationship.

                  NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

              "Chapter 11 Plan" means the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc., and CG Austria, Inc., dated as of August 12, 2002, as subsequently modified.

              "Escrow Agreement" means the Escrow Agreement, dated as of October 15, 2002, by and between the Company, the Initial Stockholder, The Williams Companies, Inc., and The Bank of New York as escrow agent.

              "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

              "Registrable Securities" means all shares of Common Stock acquired by the Initial Stockholder pursuant to the Investment Agreement or otherwise acquired on or after the date hereof by the Stockholder (including Subsidiaries of the Initial Stockholder) and any shares of Common Stock or other securities that may be received by Stockholder or any permitted transferees (x) as a result of a stock dividend or stock split of Common Stock or (y) on account



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of Common Stock in a recapitalization or other transaction involving the
Company, in each case upon the respective original issuance thereof, and at all times subsequent thereto, until, (i) in the case of any such security, it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) all of the shares of Common Stock then held by such Stockholder are then saleable by the holder thereof pursuant to Rule 144(k).

              "Registration Statement" means any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

              "Rule 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

              "SEC" means the Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Senior Notes" means the 10 7/8% Senior Notes due in 2009, 10.7% Senior Notes due in 2007, 11.7% Senior Notes due in 2008, 11 7/8% Senior Notes due in 2010, in each case issued by Williams Communications Group, Inc.

              "Stockholders Agreement" means the Stockholders Agreement, dated October 15, 2002, by and between the Company and the Initial Stockholder.

              "Subsidiary" when used with respect to any party, means any corporation or other organization, whether incorporated or unincorporated, of which such party directly or indirectly owns or controls more than 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions.

              "Underwritten registration" or "underwritten offering" means a distribution, registered pursuant to the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

         2. Demand Registration. (a) Requests for Registration. At any time and from time to time after the first anniversary of the date hereof, and subject to
Section 10(o), the holders of Registrable Securities constituting at least 10% of the total number of Registrable Securities then outstanding will have the right by written notice delivered to the Company (a "Demand Notice"), to require the Company to register (a "Demand Registration") under and in accordance with the provisions of the Securities Act a number of Registrable Securities that would reasonably be expected to result in aggregate gross proceeds from such offering of not less than $10 million ($5 million in the case of any Demand Registration that is requested to be effected as a "shelf" registration, provided that, at the time of such request for a "shelf" registration, the Company is eligible to file such Demand Registration on Form S-3); provided, however, that no Demand Notice may be given prior to six months after the effective date of the immediately preceding



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Demand Registration or any Piggyback Registration of which the Company has notified the Holder in accordance with Section 3(a) and for which the number of Registrable Securities requested to be registered by the Holder has not been reduced pursuant to Section 3(b).

                  The number of Demand Registrations pursuant to this Section 2(a) shall not exceed four; provided, however, that in determining the number of Demand Registrations to which the holders of Registrable Securities are entitled there shall be excluded (1) any Demand Registration that is an underwritten registration if the managing underwriter or underwriters have advised the holders of Registrable Securities that the total number of Registrable Securities requested to be included therein exceeds the number of Registrable Securities that can be sold in such offering in accordance with the provisions of this Agreement without materially and adversely affecting the success of such offering and (2) any Demand Registration that does not become effective or is not maintained effective for the period required pursuant to Section 3(b) hereof, unless in the case of this clause (2) such Demand Registration does not become effective after being filed by the Company solely by reason of the refusal to proceed by the holders of Registrable Securities unless (i) the refusal to proceed is based upon the advice of counsel relating to a matter involving the Company or (ii) the holders of the Registrable Securities elect to pay all Registration Expenses in connection with such Demand Registration.

         (b) Filing and Effectiveness. The Company will file a Registration Statement relating to any Demand Registration within 45 calendar days, and will use its reasonable best efforts to cause the same to be declared effective by the SEC as soon as practicable thereafter, and in any event, within 90 calendar days, of the date on which the holders of Registrable Securities first give the Demand Notice required by Section 3(a) hereof with respect to such Demand Registration.

                  All requests made pursuant to this Section 2 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof; provided, that if the holder demanding such registration specifies one particular type of underwritten offering, such method of disposition shall be such type of underwritten offering or a series of such underwritten offerings (as such demanding holders of Registrable Securities may elect) during the period during which the Registration Statement is effective.

                  The Company will keep the Registration Statement filed in respect of a Demand Registration effective for a period of up to 90 calendar days from the date on which the SEC declares such Registration Statement effective (subject to extensions pursuant to Section 5 hereof) or such shorter period that will terminate when all Registrable Securities included in such Registration Statement have been sold pursuant to such Registration Statement. If any Demand Registration is requested to be effected as a "shelf" registration by the holders of Registrable Securities demanding such Demand Registration, the Company will keep the Registration Statement filed in respect thereof effective for a period of up to 24 months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Section 5 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement.

                  Within ten calendar days after receipt of such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other holders of Registrable Securities and will,



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subject to the provisions of Section 2(c) hereof, include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 20 calendar days after the receipt of the Notice by the applicable holder.

                  The holders of Registrable Securities will be permitted to withdraw Registrable Securities from a Registration at any time prior to the effective date of such registration.

         (c) Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in one or more firm commitment underwritten offerings, the Company may also provide written notice to holders of its Common Stock (other than Registrable Securities), if any, who have piggyback registration rights with respect thereto and will permit all such holders who request to be included in the Demand Registration to include any or all Common Stock held by such holders in such Demand Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the offering to which such Demand Registration relates advises the holders of Registrable Securities that the total amount of Registrable Securities and securities that such Common Stock holders intend to include in such Demand Registration is in the aggregate such as to materially and adversely affect the success of such offering, then (i) first, the amount of securities to be offered for the account of the holders of such other shares of Common Stock will be reduced, to zero if necessary (pro rata among such holders on the basis of the amount of such other securities to be included therein by each such holder), and (ii) second, the number of Registrable Securities included in such Demand Registration will, if necessary, be reduced and there will be included in such firm commitment underwritten offering only the number of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such offering, allocated pro rata among the holders of Registrable Securities on the basis of the number of Registrable Securities held by each such holder.

         (d) Postponement of Demand Registration. The Company will be entitled to postpone the filing period (or suspend the effectiveness) of any Demand Registration for a reasonable period of time not in excess of 60 calendar days, if the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering would materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could reasonably be expected to materially and adversely affect the Company; provided, however, that the Company may not exercise such right more than twice or for an aggregate of more than 90 calendar days during any twelve month period. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders of Registrable Securities in writing when the events or circumstances permitting such postponement have ended.

         3. Piggyback Registration. (a) Right to Piggyback. Subject to Section 10(o), if the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or (ii) filed solely in connection with a rights offering made to all of the holders of Common Stock or an offering made solely to employees of the Company), whether or not for its own account, then the Company will give written notice of such proposed filing to the holders of Registrable Securities at least 20 calendar days before the anticipated



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filing date. Such notice will offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 3(b) and Section 10(o) hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. The holders of Registrable Securities will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. The Company will be permitted to withdraw any proposed Registration Statement or offering of securities under this Section 3(a) at any time without liability to any holder of Registrable Securities, in which case the Company will not be required to effect a registration, unless the requisite percentage of holders of Registrable Securities convert its request into a Demand Registration.

         (b) Priority on Piggyback Registrations. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering advises the holders of Registrable Securities to the effect that the total amount of securities which such holders, the Company and any other persons having rights to participate in such registration propose to include in such offering is such as to materially and adversely affect the success of such offering, then:

                  (i) if such registration is a primary registration on behalf of the Company, the amount of securities to be included therein for the account of all other holders of securities of the Company (other than holders of Registrable Securities) will be reduced (to zero if necessary) pro rata in proportion to the number of shares held by each such person, and thereafter, if such reduction is not sufficient so as, in the opinion of such managing underwriters or underwriters, to permit the inclusion of Registrable Securities without adversely affecting the success of the offering, the amount of Registrable Securities so included in the Registration Statement for the account of the holders of Registrable Securities will be reduced (to zero if necessary) pro rata in proportion to the number of shares held by such persons to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; and

                  (ii) if such registration is an underwritten secondary registration on behalf of holders of securities of the Company other than Registrable Securities, the Company will include therein: (x) first, up to the full number of securities of such persons exercising "demand" registration rights that in the opinion of such managing underwriter or underwriters can be sold or allocated among such holders as they may otherwise determine, (y) second, up to the full amount of Registrable Securities that, in the opinion of such managing underwriter or underwriters, can be sold (allocated pro rata among the holders of such Registrable Securities in proportion to the number of Registrable Securities held by such persons), and (z) third, all other securities proposed to be sold by any other persons that in the opinion of such managing underwriter or underwriters can be sold or allocated among such holders as they may otherwise so determine.



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         (c) Registration of Securities other than Registrable Securities.
Without the written consent of the holders of a majority of the then-outstanding Registrable Securities, the Company will not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holders of Registrable Securities set forth herein, and, if exercised, would not otherwise conflict or be inconsistent with the provisions of, this Agreement; provided, however, that the Company may enter into registration rights agreements with such holders of Company securities issued in the Chapter 11 Plan (as defined in the Investment Agreement) in respect of the Senior Notes ("Noteholder Securities") as could be considered to be "underwriters" for purposes of Section 1145(b) of the Bankruptcy Code in any subsequent sale of Noteholder Securities, as determined by the Company in its sole discretion. Any such registration rights agreements may provide such holders with rights no more favorable that the rights provided to the holders of Registrable Securities hereunder, provided, however, that such registration rights agreements will provide that, for purposes of Sections 2(c) and 3(b) of this Agreement, the Noteholder Securities will be treated as though they were Registrable Securities hereunder.

         4. Restrictions on Sale by Holders of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 or Section 3 hereof, agrees and will confirm such agreement in writing, if such holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's equity securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 10-calendar day period prior to, and during such period of time, not to exceed 90 days, as any managing underwriter or underwriters may reasonably request in connection with any underwritten public offering beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement or such other shorter period to which the holders of Registrable Securities, and such managing underwriter or underwriters may agree.

         5. Registration Procedures. In connection with the Company's registration obligations pursuant to Sections 2 and 3 hereof, the Company will effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with holders' notice to the Company as to the intended method or methods of distribution thereof (including, without limitation, distributions in connection with transactions with broker-dealers or others for the purpose of hedging Registrable Securities, involving possible sales, short sales, options, pledges or other transactions which may require delivery and sale to broker-dealers or others of Registrable Securities), and cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and such underwriters. Notwithstanding Section 2(b), the Company will



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not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the managing underwriter, if any, shall reasonably object on a timely basis.

         (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

         (c) Notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement contemplated by Section 5(m) hereof (including any underwriting agreement) cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

         (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable securities for sale in any jurisdiction, at the earliest possible moment.



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         (e) If requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or amendment such information as the managing underwriters, if any, and such holders agree should be included therein, subject to the Company's discretion except as may be required by law, and (ii) make all required filings of such Prospectus supplement or such amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or amendment; provided, however, that the Company will not be required to take any actions under this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

         (f) Furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder, counsel or underwriter).

         (g) Deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

         (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing to the extent such registration or qualification would be required taking into account federal securities laws; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; provided, however that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject.

         (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or the selling holders shall request at least two business days prior to any sale of Registrable Securities to the underwriters or otherwise.



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         (j) Use reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be required to comply with laws governing the sale of securities, except that if such registration or approval is required solely as a consequence of the nature of such selling holder's business, such registration or approval shall be at the expense of such selling stockholder, and to obtain approvals from any such governmental agencies or authorities to the extent necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

         (k) Upon the occurrence of any event contemplated by Section 5(c)(vi) or 5(c)(vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to Stockholder of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (l) Use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then so listed, on the New York Stock Exchange or another national securities exchange if the securities qualify to be so listed or, if the securities do not qualify for such listing, authorized to be quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the National Market System of NASDAQ if the securities qualify to be so quoted, in each case, if requested by the holders of a majority of the Registrable Securities covered by such Registration statement or the managing underwriters, if any.

         (m) As reasonably requested in writing by holders of Registrable Securities constituting at least 10% of the total number of Registrable Securities then outstanding, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold or those reasonably requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, (i) make such representations and warranties to the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to such selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in Section 5(m)(i) hereof; (iii) use its reasonable best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified



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

public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

         (n) Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the opinion of counsel to such person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act).

         (o) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and
(ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

         (p) Cooperate with any reasonable request by holders of a majority of the Registrable Securities offered for sale, including by ensuring participation by the executive management of the Company in road shows, so long as such participation does not materially interfere with the operation of the Company's business.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  Each holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such holder will (but in the case of an event described in 5(c)(v) only with respect to the applicable jurisdictions) forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus (a "Black-Out") until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus, provided, however, that in no event shall the aggregate number of days during which a Black-Out is effective during any period of twelve consecutive months exceed 90 calendar days. In the event the Company shall give any such notice, the time period prescribed in Section 2(b) hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

         6. Registration Expenses. All Registration Expenses will be borne by the Company whether or not any of the Registration Statements become effective. "Registration Expenses" will mean all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or "blue sky" laws (including without limitation fees and disbursements of counsel for the underwriters or selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company and one single special counsel for the holders of Registrable Securities, not to exceed $100,000 in the aggregate (v) fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc., (vii) Securities Act liability insurance if the Company so desires such insurance, (viii) all fees and expenses in listing the Registrable Securities pursuant to Section 5(e), and (ix) fees and expenses of all other persons retained by the Company, provided, however, that Registration Expenses will not include fees and expenses of counsel for the holders of Registrable Securities and any local counsel that are not included in the definition of Registration Expenses nor shall it include underwriting fees, discounts or commissions relating to the offer and sale of Registrable Securities, which shall be borne by the holders of Registrable Securities included in such registration pro rata in proportion to the number of Registrable Securities of such holder included in such registration. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

         7. Indemnification. (a) Indemnification by the Company. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder or any underwriter expressly for use therein; provided, however, that the Company will not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or
(B) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon (i) any disposition of Registrable Securities after receiving notice of a Black Out and prior to receiving Advice under Section 5 that use of the Prospectus may be resumed or (ii) any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is finally judicially determined by a court to have been contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter's discounts and commissions) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) Conduct of Indemnification Proceedings. If any person shall become entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the Indemnified Party, as incurred, within five calendar days of written notice thereof to the Indemnifying Party upon receipt of an undertaking to repay such amount if it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

         (d) Contribution. If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party under Section 7(a) or 7(b) hereof in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party, in lieu of or in addition to indemnifying such Indemnified Party, as applicable, will, jointly and severally, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 7(d), an Indemnifying Party that is a selling holder of Registrable Securities will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnifying Party and distributed to the public pursuant to the applicable registration statement (net of any related expenses) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity, contribution and expense reimbursement obligations of the Company hereunder will be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this
Section 7 will survive any termination of this Agreement.

         8. Rules 144 and 144A. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any holder of Registrable Securities (including without limitation by making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements.

         9. Underwritten Registrations. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holder of Registrable Securities that gave the Demand Notice with respect to such offering; provided that such investment banker or manager shall be reasonably satisfactory to the Company. If any Piggyback Registration is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering.

         10. Miscellaneous. (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

         (b) No Inconsistent Agreements. Except as provided in Section 3(c), the Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which conflicts with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (c) Amendments and Waivers.

                  (A) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least 51% of the Registrable Securities being sold by such holders; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (B) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

         (d) Notices. All notices, requests and other communications to either party hereunder will be in writing (including telecopy or similar writing) and will be given:

         If to the Company, to:

                  WilTel Communications Group, Inc.
                  One Technology Center
                  Tulsa, Oklahoma 74103
                  Attention: P. David Newsome, Jr., Esq.
                  Fax: (918) 547-0448

         with a copy to:

                  Jones, Day, Reavis & Pogue
                  222 East 41st Street
                  New York, New York 10017

                  Attention: Corinne Ball, Esq.
                  Fax: (212) 755-7306

         If to the Stockholder, to:

                  Leucadia National Corporation
                  315 Park Avenue South
                  New York, New York 10010
                  Attention: Joseph Steinberg
                  Fax: (212) 598-3241

         with a copy to:

                  Schulte Roth & Zabel, LLP
                  919 Third Avenue
                  New York, New York 10022
                  Attention: Michael L. Cook, Esq.
                             Michael R. Littenberg, Esq.
                  Fax: (212) 593-5955


or such other address or telecopier number as such party may hereafter specify by notice to the other party hereto. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this Section 10(d), if delivered prior to 5:00 (local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day.

         (e) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

         (f) Successors and Assigns. Subject to this paragraph (f), this Agreement will inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and will inure to the benefit of each holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each holder of any Registrable Securities. The holders of the Registrable Securities may not assign their rights and obligations under this Agreement; provided, however that a holder of Registrable Securities may assign its rights and obligations under this Agreement to a transferee in connection with any transfer of 10% or more of the aggregate Registrable Securities (a "Transferee"); provided that such Transferee may not assign such rights and obligations without the prior written consent of the Company. Notwithstanding the foregoing, no Transferee will have any of the rights granted under this Agreement (i) until such Transferee shall have acknowledged its rights and obligations hereunder by a signed written statement of such Transferee's acceptance of such rights and obligations or (ii) if the transferor notifies the Company in writing on or prior to such transfer that the Transferee shall not have such rights. Neither this Agreement nor any provision hereof is intended to confer any rights or remedies hereunder upon any person, other than the parties hereto, any Subsidiary of the Initial Stockholder that acquires Registrable Securities, or any Transferee of a Stockholder in accordance with this paragraph (f).

         (g) Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto.

         (h) Headings. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

         (i) Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

         (j) Jurisdiction; Consent to Service of Process. Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York or the United States District for the Southern District of New York (as applicable, a "New York Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

         (k) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

         (l) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

         (m) Entire Agreement. This Agreement, the Investment Agreement, the Stockholders Agreement and the documents contemplated thereby (and all schedules and exhibits thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto (including the letter agreement dated May 3, 2002 between the Initial Stockholder and the Company).

         (n) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

         (o) Restrictions. The rights of the Stockholder and its successors and assigns hereunder, including, without limitation, all rights under Sections 2 and 3 of this Agreement, are subject to any and all restrictions or limitations on stockholders generally under the Company's certificate of incorporation, bylaws and/or other governance documents, as such documents shall be amended, and any and all obligations of the Stockholder and/or other restrictions under the Stockholders Agreement.

         (p) Termination. This Agreement shall automatically terminate on the date the Initial Stockholder is required to surrender to the Company the Common Stock issued to the Initial Stockholder pursuant to the Investment Agreement and to The Williams Companies, Inc. the Common Stock distributed to the Initial Stockholder pursuant to the Chapter 11 Plan, all in accordance with the terms of
Section 5 of the Escrow Agreement.





                            [Signature page follows]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       WilTel Communications Group, Inc.



                                       By: /s/ HOWARD S. KALIKA
                                          --------------------------------------
                                          Name: Howard S. Kalika
                                          Title: Vice President

                                       LEUCADIA NATIONAL CORPORATION



                                       By: /s/ JOSEPH A. ORLANDO
                                          --------------------------------------
                                          Name: Joseph A. Orlando
                                          Title: Vice President and CFO